GEORGE PUTNAM
                              CHAIRMAN OF THE TRUSTEES

                              THE PUTNAM FUNDS
                              ONE POST OFFICE SQUARE
                              BOSTON, MASSACHUSETTS
                              02109




PUTNAM INVESTMENTS

Dear Shareholder:

You recently received a proxy statement requesting your vote on important proposals. Our records show that we have not received your completed ballot. Your vote is important. PLEASE CAST YOUR
BALLOT.

In the next several days, representatives of the fund may try to contact you by telephone to obtain your voting instructions. Should you decide to vote by mail, we have included another copy of the proxy ballot and a business reply envelope for your convenience.

PUTNAM MANAGEMENT AND THE TRUSTEES BELIEVE THAT THESE PROPOSALS
WOULD BE IN THE BEST INTEREST OF SHAREHOLDERS.

In closing, we ask you to consider the proposals carefully.
Should you have any questions, please consult your financial advisor or contact a Putnam customer service representative at 1-800-225-1581.

Sincerely,

[signature]

George Putnam